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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 26, 2003
                Date of Report (Date of Earliest Event Reported)


                          Schering-Plough Corporation
             (Exact name of registrant as specified in its charter)



      New Jersey                        1-6571                22-1918501
(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification Number)



                            2000 Galloping Hill Road
                              Kenilworth, NJ 07033
          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events and Regulation FD Disclosure

Schering-Plough Corporation is filing this 8-K to incorporate by reference certain materials into its Registration Statements on Form S-3 (Registration Statement Nos. 333-102970 and 333-110690) in connection with the public offering of $1.25 billion aggregate principal amount of 5.3% senior notes due 2013 and $1.15 billion aggregate principal amount of 6.5% senior notes due 2033.

Schering-Plough issued a press release titled "Schering-Plough Announces Completion of $2.4 Billion Senior Notes Offering" on November 26, 2003, and the press release is attached to this 8-K as Exhibit 99.1. In connection with the offering, Schering-Plough entered into an underwriting agreement, an indenture by and between Schering-Plough Corporation and The Bank of New York, a First Supplemental Indenture and a Second Supplemental Indenture, each of which are attached to this 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively. Each exhibit is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits. The following exhibits are filed with this 8-K:

1.1    Underwriting Agreement, dated November 21, 2003.

4.1 Indenture, dated November 26, 2003, between Schering-Plough Corporation and The Bank of New York.

4.2 First Supplemental Indenture (including Form of Note), dated November 26, 2003.

4.3 Second Supplemental Indenture (including Form of Note), dated November 26, 2003.

99.1 Press Release titled "Schering-Plough Announces Completion of $2.4 Billion Senior Notes Offering" issued November 26, 2003.





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                                   Signatures
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Schering-Plough Corporation



                                     By: /s/ Thomas H. Kelly
                                        --------------------------
                                        Thomas H. Kelly
                                        Vice President and Controller

Date:  November 26, 2003





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                                 Exhibit Index
                                 -------------

1.1    Underwriting Agreement, dated November 21, 2003.

4.1 Indenture, dated November 26, 2003, between Schering-Plough Corporation and The Bank of New York.

4.2 First Supplemental Indenture (including Form of Note), dated November 26, 2003.

4.3 Second Supplemental Indenture (including Form of Note), dated November 26, 2003.

99.1 Press Release titled "Schering-Plough Announces Completion of $2.4 Billion Senior Notes Offering" issued November 26, 2003.



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